UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2025 (September 12, 2025)

Mach Natural Resources LP

(Exact name of registrant as specified in its charter)

Delaware	001-41849	93-1757616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14201 Wireless Way, Suite 300, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)

(405) 252-8100

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common units representing limited partner interests	MNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Mach Natural Resources LP, a Delaware limited partnership (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 17, 2025 (the “Original Report”). As previously disclosed in the Original Report, on September 16, 2025, the Company completed the acquisition of certain rights, title and interests in oil and gas properties, rights and related assets located in certain designated lands in the Permian Basin from Sabinal Energy Operating, LLC (“Sabinal Energy Operating”), Sabinal Resources, LLC and Sabinal CBP, LLC. Further, as previously disclosed in the Original Report, on September 16, 2025, the Company completed the acquisition of 100% of the membership interests in SIMCOE LLC (“SIMCOE”) and Simlog LLC (“Simlog”) from VEPU Inc. and Simlog Inc. Simlog owns 100% of the issued and outstanding equity interests of SJ INVESTMENT OPPS LLC (“SJ INVESTMENT”), and SJ INVESTMENT represents substantially all of Simlog.

The Company is filing this Amendment solely to (i) revise Item 2.01 to correct the purchase price for the IKAV Assets (as defined in the Original Report) and (ii) supplement Item 9.01 of the Original Report to file (a) the audited consolidated financial statements of Sabinal Energy Operating as of December 31, 2024 and 2023, and for the years ended December 31, 2024 and 2023, (b) the unaudited consolidated financial statements of Sabinal Energy Operating as of June 30, 2025 and for the six months ended June 30, 2025 and 2024, (c) the audited financial statements of SJ INVESTMENT as of December 31, 2024 and 2023, and for the year ended December 31, 2024 and for the period from June 27, 2023 (inception) to December 31, 2023, (d) the unaudited financial statements of SJ INVESTMENT as of June 30, 2025 and for the six months ended June 30, 2025 and 2024, (e) the audited financial statements of SIMCOE as of December 31, 2024 and 2023, and for the years ended December 31, 2024 and 2023, (f) the unaudited financial statements of SIMCOE as of June 30, 2025 and for the six months ended June 30, 2025 and 2024 and (g) the unaudited pro forma condensed combined financial information of the Company as of June 30, 2025, and for the six months ended June 30, 2025 and the year ended December 31, 2024. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment amends Item 2.01 of the Original Report to correct the purchase price for the IKAV Assets to $758.9 million, which was comprised of (i) cash in the amount of $349.0 million and (ii) 30,611,264 Common Units, net of preliminary and customary purchase price adjustments and subject to final post-closing settlement.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Sabinal

The audited consolidated balance sheets of Sabinal Energy Operating as of December 31, 2024 and 2023 and the audited consolidated statements of operations, statements of members’ capital and statements of cash flows for each of the years ended December 31, 2024 and 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited consolidated balance sheet of Sabinal Energy Operating as of June 30, 2025 and the unaudited consolidated statements of operations, statements of members’ capital and statements of cash flows for each of the six months ended June 30, 2025 and 2024, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.2 and are incorporated herein by reference.

IKAV

The audited statements of financial position of SJ INVESTMENT as of December 31, 2024 and 2023 and the audited statements of operations, statements of changes in member’s capital and statements of cash flows for the year ended December 31, 2024 and for the period from June 27, 2023 to December 31, 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.3 and are incorporated herein by reference.

The unaudited statements of financial position of SJ INVESTMENT as of June 30, 2025 and the unaudited statements of operations and comprehensive income (loss), statements of changes in member’s capital and statements of cash flows for each of the six months ended June 30, 2025 and 2024, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.4 and are incorporated herein by reference.

The audited statements of financial position of SIMCOE as of December 31, 2024 and 2023 and the audited statements of operations and comprehensive income (loss), statements of changes in member’s capital and statements of cash flows for each of the years ended December 31, 2024 and 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.5 and are incorporated herein by reference.

The unaudited statements of financial position of SIMCOE as of June 30, 2025, and the unaudited statements of operations and comprehensive income (loss), statements of changes in member’s capital and statements of cash flows for each of the six months ended June 30, 2025 and 2024, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.6 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of June 30, 2025, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2025 and for the year ended December 31, 2024, are filed herewith and attached hereto as Exhibit 99.7, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Weaver and Tidwell, L.L.P., independent auditor for Sabinal Energy Operating, LLC.
23.2	Consent of PricewaterhouseCoopers LLP, independent auditor for SJ INVESTMENT OPPS LLC.
23.3	Consent of PricewaterhouseCoopers LLP, independent auditor for SIMCOE LLC.
99.1	Audited Consolidated Financial Statements of Sabinal Energy Operating, LLC as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.2	Unaudited Consolidated Financial Statements of Sabinal Energy Operating, LLC as of June 30, 2025 and for the six months ended June 30, 2025 and 2024.
99.3	Audited Financial Statements of SJ INVESTMENT OPPS LLC as of December 31, 2024 and 2023, for the year ended December 31, 2024 and for the period from June 27, 2023 to December 31, 2023.
99.4	Unaudited Financial Statements of SJ INVESTMENT OPPS LLC as of June 30, 2025 and for the six months ended June 30, 2025 and 2024.
99.5	Audited Financial Statements of SIMCOE LLC as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.6	Unaudited Financial Statements of SIMCOE LLC as of June 30, 2025 and for the six months ended June 30, 2025 and 2024.
99.7	Unaudited Pro Forma Condensed Combined Financial Statements of Mach Natural Resources LP as of June 30, 2025, for the six months ended June 30, 2025 and for the year ended December 31, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mach Natural Resources LP

	By:	Mach Natural Resources GP LLC,
its general partner

Dated: September 19, 2025	By:	/s/ Tom L. Ward
		Name:	Tom L. Ward
		Title:	Chief Executive Officer

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